                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     WHEREAS, Zapata Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10-K for the fiscal year ended September 30, 1997 (the "Form 10-K") pursuant to the Act of the rules and regulations of the Commission promulgated thereunder;

     NOW, THEREFORE, the undersigned in the capacity of a director, officer or both a director and officer of the Company, as the case may be, does hereby appoint Joseph L. von Rosenberg III, Robert A. Gardiner and Eric T. Furey, and each of them severally, as his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, the Form 10-K and any and all documents necessary or incidental in connection therewith, including without limitation any amendments to the Form 10-K, and to file the same with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 11th day of December, 1997.

                                                   /s/ AVRAM A. GLAZER

                                            ------------------------------------
                                                      Avram A. Glazer

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     WHEREAS, Zapata Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10-K for the fiscal year ended September 30, 1997 (the "Form 10-K") pursuant to the Act of the rules and regulations of the Commission promulgated thereunder;

     NOW, THEREFORE, the undersigned in the capacity of a director, officer or both a director and officer of the Company, as the case may be, does hereby appoint Joseph L. von Rosenberg III, Robert A. Gardiner and Eric T. Furey, and each of them severally, as his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, the Form 10-K and any and all documents necessary or incidental in connection therewith, including without limitation any amendments to the Form 10-K, and to file the same with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 18th day of December, 1997.

                                                   /s/ BRYAN G. GLAZER

                                            ------------------------------------
                                                      Bryan G. Glazer

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     WHEREAS, Zapata Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10-K for the fiscal year ended September 30, 1997 (the "Form 10-K") pursuant to the Act of the rules and regulations of the Commission promulgated thereunder;

     NOW, THEREFORE, the undersigned in the capacity of a director, officer or both a director and officer of the Company, as the case may be, does hereby appoint Joseph L. von Rosenberg III, Robert A. Gardiner and Eric T. Furey, and each of them severally, as his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, the Form 10-K and any and all documents necessary or incidental in connection therewith, including without limitation any amendments to the Form 10-K, and to file the same with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 12th day of December, 1997.

                                                  /s/ EDWARD S. GLAZER

                                            ------------------------------------
                                                      Edward S. Glazer

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     WHEREAS, Zapata Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10-K for the fiscal year ended September 30, 1997 (the "Form 10-K") pursuant to the Act of the rules and regulations of the Commission promulgated thereunder;

     NOW, THEREFORE, the undersigned in the capacity of a director, officer or both a director and officer of the Company, as the case may be, does hereby appoint Joseph L. von Rosenberg III, Robert A. Gardiner and Eric T. Furey, and each of them severally, as his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, the Form 10-K and any and all documents necessary or incidental in connection therewith, including without limitation any amendments to the Form 10-K, and to file the same with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13th day of December, 1997.

                                                  /s/ WARREN F. GFELLER

                                            ------------------------------------
                                                     Warren H. Gfeller

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     WHEREAS, Zapata Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10-K for the fiscal year ended September 30, 1997 (the "Form 10-K") pursuant to the Act of the rules and regulations of the Commission promulgated thereunder;

     NOW, THEREFORE, the undersigned in the capacity of a director, officer or both a director and officer of the Company, as the case may be, does hereby appoint Joseph L. von Rosenberg III, Robert A. Gardiner and Eric T. Furey, and each of them severally, as his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, the Form 10-K and any and all documents necessary or incidental in connection therewith, including without limitation any amendments to the Form 10-K, and to file the same with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 11th day of December, 1997.

                                                   /s/ R. C. LASSITER

                                            ------------------------------------
                                                       R. C. Lassiter

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     WHEREAS, Zapata Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10-K for the fiscal year ended September 30, 1997 (the "Form 10-K") pursuant to the Act of the rules and regulations of the Commission promulgated thereunder;

     NOW, THEREFORE, the undersigned in the capacity of a director, officer or both a director and officer of the Company, as the case may be, does hereby appoint Joseph L. von Rosenberg III, Robert A. Gardiner and Eric T. Furey, and each of them severally, as his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, the Form 10-K and any and all documents necessary or incidental in connection therewith, including without limitation any amendments to the Form 10-K, and to file the same with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 11th day of December, 1997.

                                               /s/ ROBERT V. LEFFLER, JR.

                                            ------------------------------------
                                                   Robert V. Leffler, Jr.

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     WHEREAS, Zapata Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10-K for the fiscal year ended September 30, 1997 (the "Form 10-K") pursuant to the Act of the rules and regulations of the Commission promulgated thereunder;

     NOW, THEREFORE, the undersigned in the capacity of a director, officer or both a director and officer of the Company, as the case may be, does hereby appoint Joseph L. von Rosenberg III, Robert A. Gardiner and Eric T. Furey, and each of them severally, as his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, the Form 10-K and any and all documents necessary or incidental in connection therewith, including without limitation any amendments to the Form 10-K, and to file the same with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 17th day of December, 1997.

                                                   /s/ DAVID N. LITMAN

                                            ------------------------------------
                                                      David N. Litman

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     WHEREAS, Zapata Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10-K for the fiscal year ended September 30, 1997 (the "Form 10-K") pursuant to the Act of the rules and regulations of the Commission promulgated thereunder;

     NOW, THEREFORE, the undersigned in the capacity of a director, officer or both a director and officer of the Company, as the case may be, does hereby appoint Joseph L. von Rosenberg III, Robert A. Gardiner and Eric T. Furey, and each of them severally, as his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, the Form 10-K and any and all documents necessary or incidental in connection therewith, including without limitation any amendments to the Form 10-K, and to file the same with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 18th day of December, 1997.

                                                  /s/ MALCOLM I. GLAZER

                                            ------------------------------------
                                                     Malcolm I. Glazer